UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 28, 2006
EPIX Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815

(Commission File Number)	(IRS Employer Identification No.)

161 First Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices)	(Zip Code)
(617) 250-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 PRESS RELEASE DATED JULY 28, 2006

Item 8.01. Other Events.
     On July 28, 2006, EPIX Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (the “FDA”) has advised the Company that it is extending its review of the formal appeal submitted by the Company on June 30, 2006. In the appeal, the Company asked the FDA to approve the Company’s novel blood-pool imaging agent Vasovist™ and to use an Advisory Committee as part of the appeal process. The FDA indicated that it expects to respond to the appeal in September 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Press Release dated July 28, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX Pharmaceuticals, Inc. (Registrant)
Date: July 28, 2006	/s/ Philip T. Chase
Philip T. Chase
Vice President and General Counsel